                        FIFTH AMENDMENT TO LOAN AGREEMENT

          THIS FIFTH AMENDMENT TO LOAN AGREEMENT ("Fifth Amendment"), dated as of December __, 1994, is by and among QUIXOTE CORPORATION, a Delaware corporation ("Quixote"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation ("EAS"), DISC MANUFACTURING, INC., a Delaware corporation ("DMI"), LEGAL TECHNOLOGIES, INC., a Delaware Corporation ("LTI"), STENOGRAPH CORPORATION, a Delaware corporation ("Stenograph"), DISCOVERY PRODUCTS, INC. f/k/a STENOGRAPH LEGAL SERVICES, INC., a Delaware corporation ("SLS"), SPIN-CAST PLASTICS, INC., an Indiana corporation ("Spin-Cast"), COURT TECHNOLOGIES, INC., a Delaware corporation ("Court"), COMPOSITE COMPONENTS, INC., a Delaware corporation ("CCI"), INTEGRATED INFORMATION SERVICES, INC., a Delaware corporation ("IIS"), LITIGATION SCIENCES, INC., a Delaware corporation ("LSI"), and SAFE-HIT CORPORATION, a Nevada corporation (Safe-Hit"), the lenders ("Lenders") named in the Loan Agreement referred to below, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Northern"), as agent for the Lenders (Northern, in such capacity, being "Agent"). Quixote, EAS, DMI, LTI, Stenograph, SLS, Spin-Cast, Court, CCI, IIS, LSI, and Safe-Hit are individually and collectively referred to herein as "Borrower".

                                    RECITALS

          A. Quixote, EAS, DMI, Stenograph, SLS, Spin-Cast, Court, CCI, IIS, LTI, LSI, Safe-Hit, Agent and Lenders are parties to a certain Loan Agreement dated as of June 26, 1992, as amended by a First Amendment to Loan Agreement dated as of June 30, 1992, as further amended by a Second Amendment to Loan Agreement dated as of May 28, 1993, as further amended by a Third Amendment to Loan Agreement dated as of June 26, 1993, and as further amended by a Fourth Amendment to Loan Agreement dated as of May 31, 1994 (as so amended the "Loan Agreement").

          B. Pursuant to the terms of the Loan Agreement, and at the request of Borrower, the parties wish to further amend the Loan Agreement.

          C. In consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     1.   AMENDMENT

          1.1 Section 1 of the Loan Agreement is amended by inserting the following definitions in alphabetical order:

          "Level I Status" exists at any date if, at such time, the Consolidated Funded Debt to Adjusted Capitalization Percentage of Borrower is greater than 50%.

          "Level II Status" exists at any date if, at such time, the Consolidated Funded Debt to Adjusted Capitalization Percentage of Borrower is less than or equal to 50% but greater than 25%.

          "Level III Status" exists at any date if, at such time, the Consolidated Funded Debt to Adjusted Capitalization Percentage of Borrower is less than or equal to 25%.

          1.2  Section 1 of the Loan Agreement is amended by deleting clause
(iii) of the definition of "Certificate of Deposit Rate" and inserting the following in its stead:

          "(iii) (A) for any day on which Level I Status exists, one and six hundred twenty-five thousandths percent (1.625%) with respect to the Revolving Credit Loan, and one and eight hundred seventy-five thousandths percent (1.875%) with respect to the Term Loan, (B) for any day on which Level II Status exists, one and three hundred seventy five thousandths percent (1.375%) with respect to the Revolving Credit Loan, and one and six hundred twenty-five thousandths percent (1.625%) with respect to the Term Loan, and (C) for any day on which Level III Status exists, one and one hundred twenty-five thousandths percent (1.125%) with respect to the Revolving Credit Loan, and one and three hundred seventy-five thousandths percent (1.375%) with respect to the Term Loan; provided that the Level Status shall change, if necessary, only upon the dates that Borrower delivers its calculation of its Consolidated Funded Debt to Adjusted Capitalization Percentage to Agent."

          1.3 Section 1 of the Loan Agreement is amended by deleting the last clause of the definition of "LIBOR" and inserting the following in its stead:

          "PLUS (A) for any day on which Level I Status exists, one and six hundred twenty-five thousandths percent (1.625%) with respect to the Revolving Credit Loan, and one and eight hundred seventy-five thousandths percent (1.875%) with respect to the Term Loan, (B) for any day on which Level II Status exists, one and three hundred seventy five thousandths percent (1.375%) with respect to the Revolving Credit Loan, and one and six hundred twenty-five thousandths percent (1.625%) with respect to the Term Loan, and (C) for any day on which Level III Status exists, one and one hundred twenty-five thousandths percent (1.125%) with respect to the Revolving Credit Loan, and one and three hundred seventy-five thousandths percent (1.375%) with respect to the Term Loan; provided that the Level Status shall change, if necessary, only upon the dates that Borrower delivers its calculation of its Consolidated Funded Debt to Adjusted Capitalization Percentage to Agent."

          1.4 Section 7.9 of the Loan Agreement is hereby amended by deleting it and inserting the following in its stead:

               "7.9 CAPITAL EXPENDITURES. For the Fiscal Year ending June 30, 1995, Borrower shall not and shall not permit any of its Subsidiaries to make Capital

          Expenditures that, in the aggregate, shall exceed the product of (i)
          1.3 and (ii) the sum (such sum being hereafter referred to as "Capex Cash Flow") of (A) Quixote's and its Subsidiaries Consolidated Net Income and (B) Quixote's and its Subsidiaries depreciation and amortization (as determined in accordance with GAAP) for such Fiscal Year. In each subsequent Fiscal Year, Borrower shall not and shall not permit any of its Subsidiaries to make Capital Expenditures that, in the aggregate, shall exceed Capex Cash Flow for such Fiscal Year."

          1.5 Section 8 of the Loan Agreement is hereby amended by deleting it in its entirety and inserting the following in its stead:

          "The agreement of Lenders to extend Revolving Credit Loans to Borrower and of Borrower to borrow money from Lenders pursuant to this Agreement and the Revolving Credit Notes shall continue for a period ending on October 31, 1997 ("Original Term") and on each October 31, commencing October 31, 1994, shall be subject to extension for successive one-year periods ("Renewal Terms") with the consent of all the Lenders and the Borrower."

     2. REPRESENTATION AND WARRANTIES. In order to induce the Lenders to enter into this Fifth Amendment, each Borrower represents and warrants that:

          2.1 The representations and warranties set forth in Section 4 of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Default or Event of Default on the date hereof.

          2.2 The execution and delivery by each Borrower of this Fifth Amendment has been duly authorized by proper corporate proceedings of each Borrower and this Fifth Amendment, and the Agreement, as amended by this Fifth Amendment, each constitute a valid and binding obligation of each Borrower.

          2.3 Neither the execution and delivery by each Borrower of this Fifth Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Borrower or any Borrower's articles or certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which any Borrower is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

     3. EFFECTIVE DATE. This Fifth Amendment shall become effective as of the date first above written (the "Effective Date") upon receipt by the Agent of (i) four (4) copies of this Amendment duly executed by each Borrower, the Agent and all Lenders, (ii) copies for each Lender of a certificate executed by each Borrower certifying incumbency.

     4. REFERENCE TO LOAN AGREEMENT. From and after the Effective Date hereof, each reference in the Loan Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Loan Agreement, as amended by this and all previous Amendments.

     5.   MISCELLANEOUS

          5.1 Except as specifically set forth herein, the Loan Agreement and all provisions contained therein shall remain and continue in full force and effect.

          5.2 The execution delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided for herein, operate as a waiver of (i) any right, power or remedy of the Lenders or the Agent under the Loan Agreement, or (ii) any Default or Event of Default under the Loan Agreement.

          5.3 This Fifth Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such State, without regard to the principles thereof regarding conflict of laws.

          5.4 This Fifth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

          IN WITNESS WHEREOF, this Fifth Amendment has been duly executed as of the date first written above.

QUIXOTE CORPORATION                     THE NORTHERN TRUST COMPANY,
                                        as Agent and as Lender



By: /s/ Myron R. Shain                  By: /s/ Robert T. Jank
   ----------------------                  ------------------------
Name:   Myron R. Shain                  Name:   Robert T. Jank
Title:  Executive Vice                  Title:  Vice President
         President - Finance

ENERGY ABSORPTION SYSTEMS, INC.         LA SALLE NATIONAL BANK,
                                        as Lender



By: /s/ Myron R. Shain                  By: /s/ Betty T. Latson
   ----------------------                  ------------------------
Name:   Myron R. Shain                  Name:   Betty T. Latson
Title:  Vice President                  Title:  First Vice President


DISC MANUFACTURING, INC.                NBD BANK, as Lender



By: /s/ Myron R. Shain                  By: /s/ Peter K. Gillespie
   ----------------------                  ------------------------
Name:   Myron R. Shain                  Name:   Peter K. Gillespie
Title:  President                       Title:  Vice President


STENOGRAPH CORPORATION                  LEGAL TECHNOLOGIES, INC.



By: /s/ Myron R. Shain                  By: /s/ Myron R. Shain
   ----------------------                  ------------------------
Name:   Myron R. Shain                  Name:   Myron R. Shain
Title:  Vice President                  Title:  Vice President


DISCOVERY PRODUCTS                      INTEGRATED INFORMATION SERVICES,
                                        INC.



By: /s/ Myron R. Shain                  By: /s/ Myron R. Shain
   ----------------------                  ------------------------
Name:   Myron R. Shain                  Name:   Myron R. Shain
Title:  Vice President                  Title:  Vice President


SPIN-CAST PLASTICS, INC.                LITIGATION SCIENCES, INC.



By: /s/ Myron R. Shain                  By: /s/ Myron R. Shain
   ------------------------                ------------------------
Name:   Myron R. Shain                  Name:   Myron R. Shain
Title:  Vice President                  Title:  Vice President

COURT TECHNOLOGIES, INC.                SAFE-HIT CORPORATION




By: /s/ Myron R. Shain                  By: /s/ Myron R. Shain
   ----------------------                  ------------------------
Name:   Myron R. Shain                  Name:   Myron R. Shain
Title:  Vice President                  Title:  Vice President


COMPOSITE COMPONENTS, INC.



By: /s/ Myron R. Shain
   ------------------------
Name:   Myron R. Shain
Title:  Vice President